UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): July 10, 2025
NORDSON CORPORATION
(Exact Name of Registrant as Specified in its Charter)

Ohio	000-07977	34-0590250
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

28601 Clemens Road Westlake, Ohio 44145 (Address of Principal Executive Offices, including Zip Code)
Registrant’s Telephone Number, including Area Code: 440-892-1580
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange On Which Registered
Common Shares, without par value	NDSN	Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On July 14, 2025, Nordson Corporation (“Nordson” or the “Company”) appointed Joseph M. Rutledge as Vice President and Chief Accounting Officer of the Company. In this role, Mr. Rutledge will serve as Nordson’s principal accounting officer overseeing the Company’s accounting operations and financial reporting functions.

Mr. Rutledge, age 46, spent the past 15 years at Eaton Corporation (NYSE: ETN), a multinational intelligent power management company. Most recently, he served since May 2021 as vice president and assistant controller and was responsible for Eaton’s consolidated financial statements, the company’s internal control framework, and shared service accounting centers positioned throughout the world. Prior to that, Mr. Rutledge served in various critical financial positions for Eaton, with responsibility for forecast, planning and analysis (FP&A) within Eaton’s business sectors, as well as serving as VP of financial accounting and reporting where he oversaw accounting and due diligence for acquisitions and divestitures and partnered with treasury on cash flow forecasting. Prior to joining Eaton, Joe spent eight years as a manager of audit and enterprise risk services for Deloitte.

There are no family relationships between Mr. Rutledge and any director or executive officer of the Company. Additionally, there are no transactions involving Mr. Rutledge that would require disclosure under Item 404(a) of Regulation S-K.

On July 10, 2025, Stephen Shamrock ceased to serve as Vice President and Chief Accounting Officer and separated from the Company.
Item 9.01    Financial Statements and Exhibits.
(d) Exhibits.

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SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

NORDSON CORPORATION

Date:	7/14/2025	By:	/s/ Jennifer L. McDonough
Jennifer L. McDonough
Executive Vice President, General Counsel & Secretary